UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2010

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:	(604) 602-1633

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 7, 2010, FINRA has confirmed the name change from Golden Aria Corp. to Enertopia Corp(“the Company”)., new symbol ENRT. On February 5, 2010, our shareholders approved an amendment to our articles of incorporation to change our name from Golden Aria Corp. to Enertopia Corp. The name change was effected with the Nevada Secretary of State on February 8, 2010.

Item 7.01 Regulation FD Disclosure

The Company’s name and symbol change is effective April 7, 2010 with the Pink Over-the-Counter Bulletin Board. Our CUSIP number is 2977Q107.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated April 7, 2010 Announcing name and symbol change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2010

Enertopia Corp.

By: /s/Robert McAllister
Robert G. McAllister
President and Director